LifePoints Funds, Target Distribution Strategies Prospectus

RUSSELL INVESTMENT COMPANY

Supplement dated August 28, 2013 to

PROSPECTUS DATED APRIL 30, 2013

The following information relates to the liquidation of the funds listed below (each, a “Fund” and together, the “Funds”) and supplements the Prospectus listed above:

•	2017 Retirement Distribution Fund – A Shares
•	2017 Retirement Distribution Fund – S Shares

At a meeting held on August 27, 2013, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved the liquidation of the Funds pursuant to a Plan of Liquidation and Dissolution (the “Plan”). Shareholder approval is not required in order to liquidate the Funds. Shareholders of the Funds may redeem their shares prior to the liquidation date. Effective at the close of business on August 28, 2013, the Funds will be closed to new shareholders and stop accepting orders from existing shareholders to purchase additional shares.

Effective August 29, 2013, the Funds will no longer pursue their investment objectives or engage in any business activities except for the purpose of winding up their business affairs and distributing their investment income, capital gains and remaining assets to shareholders. As a result, each Fund will commence the liquidation of its holdings and the resulting cash will be deposited in a non-interest bearing account with the Funds’ custodian.

The 2017 Retirement Distribution Fund – A Shares has a contractual cap on direct expenses of 0.52% of average daily net assets of the Fund on an annual basis and the 2017 Retirement Distribution Fund – S Shares has a contractual cap on direct expenses of 0.27% of average daily net assets of the Fund on an annual basis Direct expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest. Effective August 29, 2013, the contractual cap on direct expenses for each Fund will be reduced to 0.00% of average daily net assets of each Fund on an annual basis and the 2017 Retirement Distribution Fund – A Shares will discontinue payments of 12b-1 distribution fees.

The Plan provides for the liquidation of each Fund’s assets by October 18, 2013 and a liquidating distribution to be paid to the respective Fund shareholders of all of the proceeds of such liquidation as promptly as possible after the liquidation date. Prior to the liquidating distribution, each Fund will declare and pay to its shareholders of record a net investment income dividend and/or capital gains distribution so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payable date for this income dividend and/or capital gains distribution is September 9, 2013, based on Fund records as of the close of business on September 5, 2013.

Due to the liquidation, the Funds will not make their stated annual target distribution for 2013. The liquidating distribution to shareholders will include all distributable assets of the Funds. The Funds may liquidate prior to October 18, 2013 in the event that all shares are redeemed prior to the planned liquidation date.

36-08-452 and 00102950

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
LifePoints Target Distribution Strategies Funds
April 30, 2013, As Supplemented Through August 28, 2013
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“ Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the LifePoints Target Distribution Strategies Funds' Prospectus, dated April 30, 2013 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
Each of the Funds invests in different combinations of other funds (the “Underlying Funds”), which invest in different combinations of stocks, bonds, derivatives and cash equivalents. Each of the Underlying Funds, except for the Russell U.S. Cash Management Fund, is a RIC Fund. The Russell U.S. Cash Management Fund is an unregistered fund advised by Russell Investment Management Company (“RIMCo” or the “Adviser”).
This SAI incorporates by reference the LifePoints Target Distribution Strategies Funds' Annual Report to Shareholders for the year ended December 31, 2012. A copy of the Funds' Annual Report accompanies this SAI. This SAI also incorporates by reference the RIC Underlying Funds' Annual Reports to Shareholders for the year ended October 31, 2012. Copies of the RIC Underlying Funds' Annual Reports are available free of charge by calling Russell Investment Services at the above number. The fiscal year end of the Underlying Funds is October 31.
This SAI describes the 2017 Retirement Distribution Fund – A Shares and the 2017 Retirement Distribution Fund – S Shares (collectively, the “LifePoints Target Distribution Strategies Funds” or “Funds” ).
Each of the LifePoints Target Distribution Strategies Funds offers one class of shares as described in the table below. Unless otherwise indicated, this SAI relates to all Shares of the Funds.
Fund	Ticker
2017 Retirement Distribution Fund – A Shares[1]	RRDAX
2017 Retirement Distribution Fund – S Shares[1]	RRDSX
1	On August 27, 2013, the Board of Trustees of RIC approved the liquidation of the Funds pursuant to a Plan of Liquidation and Dissolution (the “Plan”). Shareholders of the Funds may redeem their shares prior to the liquidation date. Effective at the close of business on August 28, 2013, the Funds will be closed to new shareholders and will stop accepting orders from existing shareholders to purchase additional shares. The Plan provides for the liquidation of the Funds’ assets by October 18, 2013 and a liquidating distribution to be paid to Fund shareholders of all of the proceeds of the liquidation as promptly as possible after the liquidation date. Please see the Supplement dated August 28, 2013 to the Funds’ Prospectus dated April 30, 2013 for additional information.
The Underlying Funds in which the Funds may currently invest are listed below:
FUND
Russell U.S. Core Equity Fund[1]
Russell U.S. Defensive Equity Fund[2]
Russell U.S. Dynamic Equity Fund[3]
Russell U.S. Small Cap Equity Fund[4]
Russell International Developed Markets Fund[5]
Russell Global Equity Fund[6]
Russell Emerging Markets Fund[7]
Russell Global Opportunistic Credit Fund[8]
Russell Strategic Bond Fund[9]
Russell Investment Grade Bond Fund[10]
Russell Short Duration Bond Fund[11]
Russell Commodity Strategies Fund
Russell Global Infrastructure Fund

FUND
Russell Global Real Estate Securities Fund[12]
Russell U.S. Cash Management Fund[13]
[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.
[2]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund. Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund was renamed the Russell U.S. Defensive Equity Fund.
[3]	On September 2, 2008, the Select Growth Fund was renamed the Russell U.S. Growth Fund. Effective August 15, 2012, the Russell U.S. Growth Fund was renamed the Russell U.S. Dynamic Equity Fund.
[4]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund. On January 1, 2012, the Russell U.S. Small & Mid Cap Fund was renamed the Russell U.S. Small Cap Equity Fund.
[5]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.
[6]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[7]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.
[8]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Global Opportunistic Credit Fund.
[9]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.
[10]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[11]	On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.
[12]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund. On October 1, 2010, the Russell Real Estate Securities Fund was renamed the Russell Global Real Estate Securities Fund.
[13]	The Russell U.S Cash Management Fund is an unregistered fund that is not publicly offered.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is a diversified investment company. Each of the Underlying Funds, except for the Russell U.S. Cash Management Fund, is a RIC Fund. The Russell U.S. Cash Management Fund is an unregistered fund advised by RIMCo.  Each of the RIC Underlying Funds in which the Funds invest is a diversified investment company, except the Russell Global Opportunistic Credit, Russell Commodity Strategies and Russell Global Infrastructure Funds. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund are fully paid and nonassessable, and have no preemptive or conversion rights. The Funds have the following par values:
Shares of the 2017 Retirement Distribution Fund — A Shares have a par value of $0.0109 per share.
Shares of the 2017 Retirement Distribution Fund — S Shares have a par value of $0.0112 per share.
Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

The Funds’ investment adviser is RIMCo. The Underlying Funds, except for the Russell U.S. Cash Management Fund, divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The Russell U.S. Cash Management Fund is managed directly by RIMCo and, thus, all references to money managers do not apply to the Fund.
The Funds have claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as commodity pool operators under the CEA. To the extent the Funds are no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) registration in the future, the Funds may incur additional expense.
Additionally, pursuant to claims for exclusion from the definition of the term commodity pool operator under the CEA, the Underlying Funds, other than the Russell Commodity Strategies Fund, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Underlying Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that an Underlying Fund engages in transactions that require registration as a commodity pool operator in the future, the Underlying Fund will comply with applicable regulations with respect to that Underlying Fund. If an Underlying Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.
RIMCo is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and, as of January 1, 2013, is subject to regulation as a commodity pool operator under the CEA with respect to the Russell Commodity Strategies Fund, as well as its subsidiary, the Russell Cayman Commodity Strategies Fund Ltd. (together with the Russell Commodity Strategies Fund, the “CFTC Registered Funds”). The CFTC has not yet adopted rules regarding certain disclosure, reporting and recordkeeping requirements that will apply to the Russell Commodity Strategies Fund as a result of RIMCo’s registration as a commodity pool operator. Therefore, additional information required to be disclosed, regulatory requirements and expenses cannot currently be determined. As the CFTC Registered Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the CFTC Registered Funds, their investment strategies or this SAI.
Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIMCo, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC's independent auditors, Fund counsel and separate counsel to the

Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIMCo and the money managers.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for the RIC Underlying Funds. Thus, if the interests of a Fund and a RIC Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of nine Trustees, three of whom, Sandra Cavanaugh, Daniel P. Connealy and Jonathan Fine, are Interested Trustees. Sandra Cavanaugh is an officer of RIC and, thus, classified as an Interested Trustee. Daniel P. Connealy is an officer of a broker-dealer that distributes shares of RIC Funds and is therefore classified as an Interested Trustee. Jonathan Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA and in light of charitable contributions made by Russell Investments to United Way of King County, WA. There are six Independent Trustees on the Board, including Kristianne Blake who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Jack R. Thompson and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2012, the Audit Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy, Jonathan Fine and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended December 31, 2012, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2012, the Nominating and Governance Committee held five meetings.
Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIMCo or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 42 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has one fund. Each of the Trustees is a trustee of RIC, RIF and RET. The first table provides information for the Interested Trustees. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.

Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC, RIF and RET
• Chairman of the Board, President and CEO, Russell Financial Services, Inc. (“RFS”)
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
• Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	53	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	53	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
###Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)(“ UWKC”)	53	None
*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the RIC Funds and is therefore classified as an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of UWKC and in light of charitable contributions made by Russell Investments to UWKC.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	53	None
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	53	• Director, Avista Corp (electric utilities); • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	53	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee, ALPS Series Trust (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	53	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Audit Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) • September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	53	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired	53	None
*	Each Trustee is subject to mandatory retirement at age 72.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“ FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	53	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC • 2005 to 2011 Chief Compliance Officer, RIMCo
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees	• CEO, U.S. Private Client Services, Russell Investments
• President and CEO, RIC, RIF and RET
• Chairman of the Board, Co-President and CEO, RFS
• Chairman of the Board, President and CEO, RFSC
• Director, RIMCo
• Chairman of the Board and President, RIA
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, Funds Administration, RIMCo, RFSC, RTC and RFS
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Director, FRC
• Chairman of the Board, President and CEO, RIMCo
• 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, FRC • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC, RIF and RET • 1999 to 2010 Assistant Secretary, RIC and RIF
Trustee Compensation Table
For The Fiscal Year Ended December 31, 2012
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$112,374	$0	$0	$118,667
Jonathan Fine	$116,950	$0	$0	$123,500
INDEPENDENT TRUSTEES
Thaddas L. Alston	$134,456	$0	$0	$142,000
Kristianne Blake	$201,190	$0	$0	$212,500
Cheryl Burgermeister*	$24,543	$0	$0	$26,000
Raymond P. Tennison, Jr.	$135,880	$0	$0	$143,500
Jack R. Thompson	$134,456	$0	$0	$142,000
Julie W. Weston	$129,729	$0	$0	$137,000
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
*	Ms. Burgermeister was elected to the Board of Trustees effective September 1, 2012.

Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2012
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
Jonathan Fine	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	$50,001 - $100,000
Kristianne Blake	None	Over $100,000
Cheryl Burgermeister	None	None
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None

Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT.
FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectus. Neither RIMCo nor RIC compensates FRC for its services.
FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.
As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC and RIF, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.
FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution.

ADVISER.
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund.
RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits.
For all Funds, RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, and oversees and evaluates their performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. The Underlying Funds’ money managers are unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund's liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s overall portfolio characteristics to seek to achieve the desired risk/return profile for the Underlying Fund. RIMCo may also manage portions of an Underlying Fund during transitions between money managers. RIMCo, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.
Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds' annual advisory percentage rates.)
The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2012, 2011 and 2010, respectively.
Funds	12/31/12	12/31/11	12/31/10
2017 Retirement Distribution Fund - A Shares	$3,958	$3,573	$3,312
2017 Retirement Distribution Fund - S Shares	8,696	6,511	5,504
The following paragraphs list the current waivers for the Funds and those that were in effect during the last three fiscal years.
Current Waivers:
For the 2017 Retirement Distribution Fund – A Shares, RIMCo has contractually agreed, until April 29, 2014, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
For the 2017 Retirement Distribution Fund – S Shares, RIMCo has contractually agreed, until April 29, 2014, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis. Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Past Waivers:
From March 1, 2009 through April 29, 2013, for the 2017 Retirement Distribution Fund-A Shares, RIMCo contractually agreed to waive up to the full amount of each Fund’s 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis.
From March 1, 2009 through April 29, 2013, for the 2017 Retirement Distribution Fund-S Shares RIMCo contractually agreed to waive up to the full amount of each Fund’s 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis.

For the fiscal year ended December 31, 2012, RIMCo waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund- A Shares: $105,490 and 2017 Retirement Distribution Fund- S Shares: $165,791.
For the fiscal year ended December 31, 2011, RIMCo waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund- A Shares: $97,032 and 2017 Retirement Distribution Fund- S Shares: $108,386.
For the fiscal year ended December 31, 2010, RIMCo waived and reimbursed fees for the following LifePoints Target Distribution Strategies Funds in the following amounts: 2017 Retirement Distribution Fund- A Shares: $87,490; and 2017 Retirement Distribution Fund- S Shares: $108,529.
Each of the Funds will indirectly bear their proportionate share of the advisory fees paid by the Underlying Funds in which they invest. The Underlying Funds in which the Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended October 31, 2012, 2011 and 2010, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2012	2011	2010	2012	2011	2010
Russell U.S. Core Equity Fund	$18,392,298	$22,298,899	$24,910,586	0.55%	0.55%	0.55%
Russell U.S. Defensive Equity Fund	13,832,111	16,304,261	21,270,160	0.55%	0.55%	0.55%
Russell U.S. Dynamic Equity Fund	1,489,632	668,902	729,693	0.80%	0.80%	0.80%
Russell U.S. Small Cap Equity Fund	10,093,799	10,823,389	10,421,155	0.70%	0.70%	0.70%
Russell International Developed Markets Fund	30,746,258	34,366,215	31,235,515	0.70%	0.70%	0.70%
Russell Global Equity Fund	25,787,348	25,673,551	15,039,474	0.95%	0.95%	0.95%
Russell Emerging Markets Fund	20,718,934	21,050,811	15,460,798	1.15%	1.15%	1.15%
Russell Global Opportunistic Credit Fund(1)	8,110,655	7,289,867	353,312	1.00%	1.00%	1.00%
Russell Strategic Bond Fund	39,830,331	37,459,110	37,393,912	0.50%	0.50%	0.50%
Russell Investment Grade Bond Fund	4,587,678	4,067,055	3,568,268	0.25%	0.25%	0.25%
Russell Short Duration Bond Fund	5,120,970	4,301,073	3,443,632	0.45%	0.45%	0.45%
Russell Commodity Strategies Fund(2)	15,454,606	15,456,023	3,569,222	1.25%	1.25%	1.25%
Russell Global Infrastructure Fund(1)	10,802,632	9,634,063	442,142	1.25%	1.25%	1.25%
Russell Global Real Estate Securities Fund	12,733,122	13,607,088	14,498,851	0.80%	0.80%	0.80%
Russell U.S. Cash Management Fund	1,544,366	1,242,083	944,569	0.05%	0.05%	0.05%
(1)	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
(2)	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
RIMCo has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Underlying Funds. These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the Underlying Funds’ last three fiscal years for the Underlying Funds.
Current Underlying Fund Waivers:
For the Russell U.S. Dynamic Equity Fund, RIMCo has contractually agreed, until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis.  This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Russell Global Opportunistic Fund, RIMCo has contractually agreed, until February 28, 2014, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 28, 2014, to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell Commodity Strategies Fund, RIMCo has contractually agreed to waive, until February 28, 2014, 0.25% of its 1.25% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval.

The Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Russell Commodity Strategies Fund (the “Commodity Strategies Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIMCo an advisory fee at the annual rate of 1.25% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RIMCo has agreed to permanently waive all or a portion of the advisory fees paid by the Russell Commodity Strategies Fund to RIMCo in the amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fees received by RIMCo, if any. This waiver may not be terminated by RIMCo.
For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 28, 2014, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
For the Russell U.S. Cash Management Fund, RIMCo has contractually agreed to permanently waive its 0.05% advisory fee for the Fund.
Past Underlying Fund Waivers:
For the Russell U.S. Dynamic Equity Fund, RIMCo contractually agreed to waive from January 1, 2008 through February 28, 2013 up to the full amount of its 0.80% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2010, 2011 and 2012 was $175,626, $109,514 and $136,937, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012. As a result of the waiver, the Fund paid advisory fees of $554,067, $559,388 and $1,352,695 for the fiscal year ended October 31, 2010, 2011 and 2012, respectively.
For the Russell Strategic Bond Fund, from March 1, 2010 through February 28, 2013, RIMCo contractually agreed to waive 0.01% of its 0.50% advisory fee for the Fund. From March 1, 2009 through February 28, 2010, RIMCo contractually agreed to waive 0.07% of its 0.50% advisory fee for the Fund. RIMCo waived fees in the amount of $2,233,929, $749,182 and $255,234 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively. As a result of the waiver, the Fund paid advisory fees of $35,159,983, $36,709,928 and $39,575,097 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.
Effective October 1, 2010, for the Russell Short Duration Bond Fund, RIMCo contractually agreed, until February 28, 2013 to waive 0.05% of its 0.45% advisory fee. The total amount of the waivers for the periods ended October 31, 2010, 2011 and 2012 were $38,096, $477,897 and $568,997, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012. As a result of the waiver, the Fund paid advisory fees of $3,405,536, $3,823,176 and $4,551,973 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.
For the Russell Commodity Strategies Fund, RIMCo contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) pays RIMCo an advisory fee at the annual rate of 1.25% of its net assets (the “Commodity Strategies Subsidiary Advisory Fee”). RIMCo contractually agreed to waive all or a portion of the advisory fees paid by the Russell Commodity Strategies Fund to RIMCo in an amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fee received by RIMCo, if any. RIMCo waived advisory fees in the amount of $1,397,975, $6,003,819 and $6,444,778 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012. As a result of the waiver, the Russell Commodity Strategies Fund paid advisory fees of $2,171,247, $9,452,204 and $9,009,828 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.
For the Russell Global Infrastructure Fund, RIMCo contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2010, 2011 and 2012 were $119,661, $1,926,813 and $2,923,573, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012. As a result of the waiver, the Fund paid advisory fees of $322,481, $7,707,250 and $7,879,059 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.
For the Russell Global Opportunistic Credit Fund, RIMCo contractually agreed, until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. The total amount of the waivers for the periods ended October 31, 2010, 2011 and 2012 were $99,108, $1,968,275 and $2,270,983, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012. As a result of the waiver, the Fund paid advisory fees of $254,204, $5,321,593 and $5,839,672 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.

Effective November 1, 2011, for the Russell U.S. Cash Management Fund, RIMCo contractually agreed to permanently waive its 0.05% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2011 and 2012 were $1,448,452 and $1,544,366, respectively. As a result of the waiver, the Fund paid advisory fees of $0 and $0 for the fiscal years ended October 31, 2011 and 2012, respectively.
From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo with respect to the Underlying Funds:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2012	2011	2010	2012	2011	2010
Russell U.S. Core Equity Fund	$12,121,168	$14,550,617	$16,116,281	0.36%	0.36%	0.36%
Russell U.S. Defensive Equity Fund	9,106,421	10,820,601	14,984,988	0.36%	0.37%	0.39%
Russell U.S. Dynamic Equity Fund	1,120,571	486,396	495,119	0.60%	0.58%	0.54%
Russell U.S. Small Cap Equity Fund	4,396,659	4,770,716	4,750,967	0.30%	0.31%	0.32%
Russell International Developed Markets Fund	18,495,855	20,526,573	18,462,093	0.42%	0.42%	0.41%
Russell Global Equity Fund	17,108,167	16,246,223	9,060,075	0.63%	0.60%	0.57%
Russell Emerging Markets Fund	12,968,014	13,177,254	9,210,156	0.72%	0.72%	0.69%
Russell Global Opportunistic Credit Fund(1)	4,945,317	4,530,407	143,312	0.61%	0.62%	0.46%
Russell Strategic Bond Fund	32,751,782	30,174,178	29,880,341	0.41%	0.40%	0.40%
Russell Investment Grade Bond Fund	3,283,572	2,786,515	2,462,370	0.18%	0.17%	0.17%
Russell Short Duration Bond Fund	4,115,649	3,446,215	2,789,282	0.36%	0.36%	0.36%
Russell Commodity Strategies Fund(2)	11,801,016	12,932,465	3,662,357	0.95%	1.05%	1.18%
Russell Global Infrastructure Fund(1)	7,843,593	7,014,987	442,142	0.91%	0.91%	1.25%
Russell Global Real Estate Securities Fund	7,981,783	8,610,917	10,355,065	0.50%	0.51%	0.57%
Russell U.S. Cash Management Fund	1,544,366	1,242,083	944,569	0.05%	0.05%	0.05%
(1)	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
(2)	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
ADMINISTRATOR.
RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RFSC, like Russell Financial Services, Inc. (the Funds’ distributor), is a wholly-owned subsidiary of RIMCo (the Funds’ adviser).
Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
The Funds paid RFSC the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2012, 2011 and 2010, respectively.
Funds	12/31/12	12/31/11	12/31/10
2017 Retirement Distribution Fund - A Shares	$ 974	$ 893	$ 828
2017 Retirement Distribution Fund - S Shares	2,142	1,628	1,376
The following paragraphs list the current waivers for the Funds and those that were in effect during the last three fiscal years.
Current Waivers:
There are no current administrative fee waivers for the Funds.
Past Waivers:
There are no past administrative fee waivers for the Funds.

Each of the Funds will indirectly bear its proportionate share of the administrative fees paid by the Underlying Funds in which it invests. The Underlying Funds in which the Funds currently invest paid RFSC the following administrative fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended October 31, 2012, 2011 and 2010, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2012	2011	2010	2012	2011	2010
Russell U.S. Core Equity Fund	$1,638,275	$2,016,075	$2,264,599	0.05%	0.05%	0.05%
Russell U.S. Defensive Equity Fund	1,241,740	1,479,571	1,933,651	0.05%	0.05%	0.05%
Russell U.S. Dynamic Equity Fund	90,852	41,806	45,606	0.05%	0.05%	0.05%
Russell U.S. Small Cap Equity Fund	713,608	773,099	744,368	0.05%	0.05%	0.05%
Russell International Developed Markets Fund	2,141,167	2,436,485	2,231,108	0.05%	0.05%	0.05%
Russell Global Equity Fund	1,339,254	1,349,829	791,551	0.05%	0.05%	0.05%
Russell Emerging Markets Fund	891,442	915,253	672,209	0.05%	0.05%	0.05%
Russell Global Opportunistic Credit Fund(1)	401,265	364,493	17,592	0.05%	0.05%	0.05%
Russell Strategic Bond Fund	3,892,213	3,723,174	3,739,391	0.05%	0.05%	0.05%
Russell Investment Grade Bond Fund	907,535	813,411	713,653	0.05%	0.05%	0.05%
Russell Short Duration Bond Fund	562,725	477,897	382,626	0.05%	0.05%	0.05%
Russell Commodity Strategies Fund(2)	735,751	738,899	171,133	0.05%	0.05%	0.05%
Russell Global Infrastructure Fund(1)	427,481	385,362	17,533	0.05%	0.05%	0.05%
Russell Global Real Estate Securities Fund	787,237	850,443	906,178	0.05%	0.05%	0.05%
Russell U.S. Cash Management Fund	1,544,366	1,242,083	944,569	0.05%	0.05%	0.05%
(1)	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
(2)	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
RFSC has contractually agreed to waive and/or reimburse all or a portion of its administrative fees for certain Underlying Funds. These arrangements are not part of the Administrative Agreement and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the Underlying Funds’ last three fiscal years for the Underlying Funds.
Current Underlying Fund Waivers:
The Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Russell Commodity Strategies Fund (the “Commodity Strategies Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RFSC an administrative fee at the annual rate of 0.05% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RFSC has agreed to permanently waive all or a portion of the administrative fees paid by the Russell Commodity Strategies Fund to RFSC in the amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fees received by RFSC, if any. This waiver may not be terminated by RFSC.
Past Underlying Fund Waivers:
The Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) pays RFSC an administrative fee at the annual rate of 0.05% of its net assets (the “Commodity Strategies Subsidiary Administrative Fee”). RFSC contractually agreed to waive all or a portion of the administrative fees paid by the Russell Commodity Strategies Fund to RFSC in an amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fee received by RFSC, if any. RFSC waived administrative fees in the amount of $28,368, $120,658 and $124,263 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively. There were no reimbursements for the periods ended October 31, 2010, 2011 and 2012.  As a result of the waiver, the Russell Commodity Strategies Fund paid administrative fees of $114,397, $497,583 and $487,224 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively.
PORTFOLIO MANAGERS.
The RIMCo Managers (RIMCo’s employees who manage the RIC Funds and Underlying Funds, oversee the allocation of Fund assets to the Underlying Funds or the money managers of the Underlying Funds and have primary responsibility for the management of the Funds and Underlying Funds) are compensated by RIMCo with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIMCo Managers are responsible for aiding in client retention and assistance in RIMCo assets under management growth.

Annual incentive awards for the RIMCo Managers of the Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process. RIMCo managers are evaluated on the performance of the total portfolio and all decisions that go into that, for example, money manager selection, timing of money manager change decisions, direct investment and risk management.
•	Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is equally assessed relative to the Fund’s index benchmark and relevant peer group. If no peer group is selected, the performance is assessed 100% versus benchmark. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
RIMCo Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIMCo asset class CIOs. FRC's compensation committee approves salaries and annual incentive awards after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
Beginning in 2013, for the profit sharing plan, contributions by Russell will be made at the discretion of FRC’s Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell’s profitability warrants a discretionary contribution will be solely within the FRC Board’s discretion and not based on a static formula.
The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of Russell. A long term incentive plan award would be part of a RIMCo Manager’s annual incentive award, which is discretionary. Once the annual incentive award amount has been agreed, the allocation of that award to cash versus long term incentive plan is formulaic. A long term incentive plan award is not paid until it is fully vested (four years after it is awarded).
RIMCo Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.
Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2012
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
John Greves	None	2017 Retirement Distribution Fund – A Shares
	None	2017 Retirement Distribution Fund – S Shares

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIMCo Managers make money manager or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers of Underlying Funds utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIMCo Managers of Funds of Funds utilize Russell proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations to the Underlying Funds to meet the unique investment needs of the various funds they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection for the Underlying Funds and asset allocation for the funds of funds. For RIMCo managers of Underlying Funds it includes the hiring, termination and retention of money managers. For fund of funds asset allocations, this process includes defining a fund's objective and determining appropriate ways to measure performance. This process is overseen by Russell’s Investment Strategy Committee (“ISC”) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of December 31, 2012
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
John Greves	5	$532.2	11	$1,522.9	--	--	$2,055.1
Further information on the RIMCo Managers of the RIC Underlying Funds is available in the RIC Underlying Funds’ SAI.
MONEY MANAGERS.
The Underlying Funds’ money managers are not affiliates of RIC or RIMCo, other than as discretionary managers for a portion of an Underlying Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other offshore vehicles and/or for accounts which have no business relationship with the FRC organization.
From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIMCo. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIMCo periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the Underlying Funds’ fiscal years ended October 31, 2012, 2011 and 2010, fees paid to the money managers of the Underlying Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2012	2011	2010	2012	2011	2010
Russell U.S. Core Equity	$ 6,271,130	$ 7,748,282	$ 8,794,305	0.19%	0.19%	0.19%
Russell U.S. Defensive Equity	4,725,690	5,483,660	6,285,172	0.19%	0.18%	0.16%
Russell U.S. Dynamic Equity	369,061	182,506	234,574	0.20%	0.22%	0.26%
Russell U.S. Small Cap Equity	5,697,140	6,052,673	5,670,188	0.40%	0.39%	0.38%
Russell International Developed Markets	12,250,403	13,839,642	12,773,422	0.28%	0.28%	0.29%
Russell Global Equity	8,679,181	9,427,328	5,979,399	0.32%	0.35%	0.38%
Russell Emerging Markets	7,750,920	7,873,557	6,250,642	0.43%	0.43%	0.46%
Russell Global Opportunistic Credit(1)	3,165,338	2,759,460	210,000	0.39%	0.38%	0.54%
Russell Strategic Bond	7,078,549	7,284,932	7,513,571	0.09%	0.10%	0.10%
Russell Investment Grade Bond	1,304,106	1,280,540	1,105,898	0.07%	0.08%	0.08%
Russell Short Duration Bond	1,005,321	854,858	654,350	0.09%	0.09%	0.09%

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2012	2011	2010	2012	2011	2010
Russell Commodity Strategies(2)	3,655,007	2,523,558	619,216	0.30%	0.20%	0.07%
Russell Global Infrastructure(1)	2,959,039	2,619,076	N/A	0.34%	0.34%	N/A
Russell Global Real Estate Securities	4,751,339	4,996,171	4,143,786	0.30%	0.29%	0.23%
Russell U.S. Cash Management	-	-	-	0.00%	0.00%	0.00%
(1)	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
(2)	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
DISTRIBUTOR.
Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributer has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC.  The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents.  The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“ Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
ORDER PLACEMENT DESIGNEES.
Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.
CODES OF ETHICS.
RIC, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Underlying Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. Although each of the LifePoints Target Distribution Strategies Funds offers only one class of shares, those Funds are subject to the Rule 18f-3 Plan as the Rule 18f-3 Plan sets forth the rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions of each such class.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
In adopting the Distribution Plan for each Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Fund, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds by enabling those Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund would have.
For each Fund offering Class A Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Fund offering Class A Shares, the Distribution Plan provides that each Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A Shares for any activities or expenses primarily intended to result in the sale of Class A Shares of such Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements
Under the Distribution Plan, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Fund’s Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended December 31, 2012, 2011 and 2010 (these amounts were for compensation to dealers):
Fund	Class A 12/31/2012	Class A 12/31/2011	Class A 12/31/2010
2017 Retirement Distribution Fund - A Shares	$4,947	$4,466	$4,140
UNDERLYING FUND EXPENSES.
The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Underlying Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

FUND OPERATING EXPENSES.
As a shareholder of the Underlying Funds, each Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIMCo has agreed to waive certain of its fees and reimburse the Funds for certain operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses. If this arrangement is discontinued, Fund expenses may increase.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, each of the Funds offers only one class of Shares.
Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
The 2017 Retirement Distribution Fund – A Shares offers only one class of Shares, Class A Shares. The 2017 Retirement Distribution Fund – S Shares offers only one class of Shares, Class S Shares.
Class A Shares of the 2017 Retirement Distribution Fund – A Shares (the “Class A Fund”)
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.
The Class A Fund receives the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class S Shares of the 2017 Retirement Distribution Fund - S Shares (the “Class S Fund”)

Financial Intermediaries will receive no distribution fees for Class S Shares.

Class S Shares of the Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
The Fund generally does not have the ability to enforce these limitations on access to Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S Shares available to those categories of investors listed above that qualify for access to Class S Shares. However, the Fund will not knowingly sell Class S Shares to any investor not meeting one of the foregoing criteria.
Sales Charge Waivers and Reductions
Please see the Class A Fund's Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
There is currently no required minimum initial investment for Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
VALUATION OF FUND SHARES.
The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.
The Shares of the Underlying Funds held by each Fund are valued at their net asset value.  The RIC Underlying Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the RIC Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process. The Russell U.S. Cash Management Fund values portfolio securities according to similar procedures and pricing services, although without the oversight of an independent board.  The Underlying Funds may value certain securities for which market quotations are not readily available or are deemed not reliable at “ fair value,” as determined in good faith pursuant to their valuation procedures. Market quotations for non-U.S.

securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund does not price its Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Fund during the year. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; and (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds as a result of the dynamic asset allocation.  The dynamic asset allocation of the Funds may lead to higher portfolio turnover rates for the Funds. However, because the Funds are only exchanging shares of the Underlying Funds, the Funds will not incur brokerage commissions or transaction costs and therefore will not reduce the Funds' performance.  Additionally, the turnover level for the Funds was impacted by mergers of the Underlying Funds.
The portfolio turnover rates for the fiscal years ended December 31, 2012 and 2011 for each Fund were:
Funds	12/31/12	12/31/11
2017 Retirement Distribution Fund - A Shares	42%	139%
2017 Retirement Distribution Fund - S Shares	34	147
PORTFOLIO TURNOVER RATES OF THE UNDERLYING FUNDS.
Portfolio turnover measures how frequently securities held by an Underlying Fund are bought and sold. The portfolio turnover rate for each Underlying Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Underlying Fund during the past 13 months.
The portfolio turnover rates for the fiscal years ended October 31, 2012 and 2011 for the Underlying Funds were:
Funds	10/31/12	10/31/11
Russell U.S. Core Equity	117%	90%
Russell U.S. Defensive Equity	150	142
Russell U.S. Dynamic Equity	120	142
Russell U.S. Small Cap Equity	129	111
Russell International Developed Markets	65	74
Russell Global Equity	107	83
Russell Emerging Markets	94	73
Russell Global Opportunistic Credit	109	126
Russell Strategic Bond	186	233
Russell Investment Grade Bond	159	187
Russell Short Duration Bond	245	339
Russell Commodity Strategies	60	123
Russell Global Infrastructure	125	145
Russell Global Real Estate Securities	64	69
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “ Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund’ s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’ s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, Brown Brothers Harriman, Charles River Development, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Pace, Axioma, Wilshire Associates, Advent Software, Inc., Vestek, Amba Research, Genpact, Measurisk, Hexaware, CaliberPoint, SS&C Technologies, Inc. and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds’ custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“ IDC”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance and financial reporting, tax filing services, pricing, and proxy voting and class action registration services, respectively, to RIMCo or RFSC. CTI and RiskMetrics receive daily portfolio holdings information in connection with their services. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Funds invest in the Underlying Funds. Each Fund will vote in the same manner and proportion as the votes cast by other shareholders of the Underlying Funds in which the Fund invests.
The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“ Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of an Underlying Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Underlying Fund’ s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIC's arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.
In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.
The Underlying Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in an Underlying Fund's investment portfolio and for each Fund’s cash reserves. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Underlying Funds. In connection with these transactions, RIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on the behalf of the Underlying Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Underlying Funds as such counterparties may reasonably request.
The Underlying Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services, SSGM and their correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Underlying Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Underlying Funds.
Recapture Services, SSGM or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Recapture Services, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met.
Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Underlying Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Underlying Funds’ fiscal years ended October 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Underlying Funds were:
Underlying Funds	10/31/12	10/31/11	10/31/10
Russell U.S. Core Equity	$5,044,239	$5,575,454	$7,414,842
Russell U.S. Defensive Equity	2,892,711	3,040,849	4,494,437

Underlying Funds	10/31/12	10/31/11	10/31/10
Russell U.S. Dynamic Equity	480,889	170,956	194,200
Russell U.S. Small Cap Equity	4,430,809	3,144,829	3,545,647
Russell International Developed Markets	5,067,275	6,808,555	7,793,881
Russell Global Equity	3,815,450	3,448,234	2,934,741
Russell Emerging Markets	3,800,204	3,186,508	2,227,998
Russell Strategic Bond	926,369	455,965	503,855
Russell Investment Grade Bond	254,368	78,990	92,779
Russell Short Duration Bond	43,334	39,374	38,901
Russell Global Infrastructure*	2,766,725	3,180,676	564,396
Russell Global Real Estate Securities	2,310,626	2,891,685	4,697,304
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The principal reasons for changes in several Underlying Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions and (4) product initiatives, including Fund restructures and mergers.
The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Commodity Strategies and Russell U.S. Cash Management Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.
During the Underlying Funds’ fiscal year ended October 31, 2012, approximately $1,821,739 of the brokerage commissions of the Underlying Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by broker/dealers that were affiliated with RIMCo or the relevant money managers for the Underlying Funds' fiscal years ended October 31, 2012, 2011 and 2010 from portfolio transactions effected for the Underlying Funds were as follows:

Fund Name	RIMCo/Money Manager	Affiliated Broker	2012 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	1,227,880	24.342%	26.863%
Total:	1,227,880	24.342%	26.863%
Russell U.S. Defensive Equity Fund
RIMCo
Russell Implementation Services, Inc.	878,387	30.366%	21.423%
Total:	878,387	30.366%	21.423%
Russell U.S. Dynamic Equity Fund
RIMCo
Russell Implementation Services, Inc.	178,172	37.051%	24.565%
Total:	178,172	37.051%	24.565%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	769,077	17.357%	15.124%
Total:	769,077	17.357%	15.124%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	703,058	13.874%	11.100%
Total:	703,058	13.874%	11.100%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	473,935	12.421%	11.939%
Total:	473,935	12.421%	11.939%
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	424,993	11.183%	8.060%
Total:	424,993	11.183%	8.060%
Russell Strategic Bond Fund
RIMCo
Russell Implementation Services, Inc.	621,069	67.043%	1.454%
Total:	621,069	67.043%	1.454%
Russell Investment Grade Bond Fund
RIMCo
Russell Implementation Services, Inc.	219,676	86.361%	1.569%
Total:	219,676	86.361%	1.569%
Russell Short Duration Bond Fund
RIMCo
Russell Implementation Services, Inc.	10,704	24.700%	0.240%
Total:	10,704	24.700%	0.240%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	2,095	0.076%	0.098%
RIMCo
Russell Implementation Services, Inc.	29,989	1.084%	1.669%
Total:	32,084	1.160%	1.767%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	103,071	4.461%	4.788%
Total:	103,071	4.461%	4.788%

Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	434,670	7.796%	9.940%
Total:	434,670	7.796%	9.940%
Russell U.S. Defensive Equity Fund
RIMCo
Russell Implementation Services, Inc.	611,802	20.119%	12.830%
Total:	611,802	20.119%	12.830%
Russell U.S. Dynamic Equity Fund
RIMCo
Russell Implementation Services, Inc.	25,601	14.975%	19.854%
Total:	25,601	14.975%	19.854%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	319,475	10.159%	11.113%
Total:	319,475	10.159%	11.113%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	505,604	7.426%	6.480%
UBS Global Asset Management
UBS Securities LLC	4,087	0.060%	0.026%
Total:	509,691	7.486%	6.506%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	438,332	12.712%	12.586%
Total:	438,332	12.712%	12.586%
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	527,822	16.564%	9.158%
UBS Global Asset Management
UBS Securities LLC	3,658	0.115%	0.082%
Total:	531,480	16.679%	9.240%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	6,110	0.192%	0.326%
RIMCo
Russell Implementation Services, Inc.	46,135	1.450%	1.891%
Total:	52,245	1.642%	2.217%

Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell U.S. Core Equity Fund
RIMCo
Russell Implementation Services, Inc.	994,390	13.411%	11.581%
Total:	994,390	13.411%	11.581%
Russell U.S. Defensive Equity Fund
RIMCo
Russell Implementation Services, Inc.	1,448,904	32.238%	15.357%
Total:	1,448,904	32.238%	15.357%
Russell U.S. Dynamic Equity Fund
RIMCo
Russell Implementation Services, Inc.	4,455	2.294%	2.940%
Total:	4,455	2.294%	2.940%
Russell U.S. Small Cap Equity Fund
RIMCo
Russell Implementation Services, Inc.	151,670	4.278%	3.584%
Total:	151,670	4.278%	3.584%
Russell International Developed Markets Fund
RIMCo
Russell Implementation Services, Inc.	827,037	10.611%	8.496%
UBS Global Asset Management
UBS Securities LLC	7,688	0.099%	0.040%
Total:	834,725	10.710%	8.536%
Russell Global Equity Fund
RIMCo
Russell Implementation Services, Inc.	652,156	22.222%	15.757%
Total:	652,156	22.222%	15.757%
Russell Emerging Markets Fund
RIMCo
Russell Implementation Services, Inc.	25,453	1.142%	0.655%
UBS Global Asset Management
UBS Securities LLC	636	0.029%	0.007%
Total:	26,089	1.171%	0.662%
Russell Global Infrastructure Fund
Macquarie Capital Investment Management LLC
Macquarie Group Limited	437	0.077%	0.048%
RIMCo
Russell Implementation Services, Inc.	379,072	67.164%	32.119%
Total:	379,509	67.241%	32.167%
Russell Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	1,357,505	28.900%	28.263%
Total:	1,357,505	28.900%	28.263%
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2012 for the Underlying Funds was 17.72%.
During the Underlying Funds’ fiscal year ended October 31, 2012, the Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The values of broker–dealer securities held as of October 31, 2012, were as follows:
Brokers by Commission for the Underlying Funds’ fiscal year ended October 31, 2012:

Broker	Russell U.S. Core Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
Barclays Capital, Inc.				32,010,428
BNY Mellon Securities LLC	1,504,839	1,378,818
Citigroup Inc.	37,532,905	14,052,658		4,037,998
Credit Suisse First Boston Corp.				8,268,532
Deutsche Bank Securities, Inc.				14,475,603
Goldman, Sachs & Co.		6,156,217
HSBC Securities, Inc.				44,160,245
J.P. Morgan Securities, Inc.	20,994,424	16,087,646		8,722,079
KeyBanc Capital Markets, Inc.	1,222,921	3,632,472	2,249,066
Macquarie Group Limited				708,668
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley & Co. Incorporated				17,900,000
Nomura Bank				588,771
Royal Bank of Scotland				9,632,370
UBS Securities LLC				47,059,734

Broker	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund
Barclays Capital, Inc.	11,198,221		6,280,000	1,219,940
BNY Mellon Securities LLC	20,115,423
Citigroup Inc.	12,815,796	448,622	81,929,713	15,959,797
Credit Suisse First Boston Corp.	27,081,320		42,846,508	18,578,943
Deutsche Bank Securities, Inc.		573,549	9,208,549	83,349
Goldman, Sachs & Co.	6,254,129	10,050,000	65,990,823	11,625,057
HSBC Securities, Inc.	319,964	12,506,043	15,264,453	5,847,686
J.P. Morgan Securities, Inc.	23,161,576		190,366,043	39,541,582
KeyBanc Capital Markets, Inc.
Macquarie Group Limited		221,531		14,483,270
Merrill Lynch, Pierce, Fenner & Smith, Inc.		1,005,738	24,525,389	25,294,235
Morgan Stanley & Co. Incorporated	14,300,000		94,743,967
Nomura Bank			490,628
Royal Bank of Scotland			116,322,696	3,412,610
UBS Securities LLC			33,606,925	3,288,085

Broker	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Barclays Capital, Inc.	6,460,000
BNY Mellon Securities LLC
Citigroup Inc.	5,422,803	3,532,703
Credit Suisse First Boston Corp.	38,825,835	979,289
Deutsche Bank Securities, Inc.	6,549,716	1,506,645
Goldman, Sachs & Co.	5,941,388	100,000
HSBC Securities, Inc.	3,595,253
J.P. Morgan Securities, Inc.	23,703,310	1,328,037
KeyBanc Capital Markets, Inc.
Macquarie Group Limited			454,848
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,490,240
Morgan Stanley & Co. Incorporated	3,960,560		2,705,000
Nomura Bank	907,200			1,951,648
Royal Bank of Scotland	51,307,018
UBS Securities LLC	3,700,227			2,000,000

Brokers by Principal (Zero Commissions) for the Underlying Funds’ fiscal year ended October 31, 2012:
Broker	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
AXA Equitable Financial Services, LLC					9,019,095
Banc of America Securities LLC	6,023,516		1,761,480		4,030,000
Barclays Capital, Inc.					32,010,428
BNP Paribas					18,465,833
BNY Mellon Securities LLC	1,504,839		1,378,818
Citigroup Inc.	37,532,905		14,052,658		4,037,998
Credit Suisse First Boston Corp.					8,268,532
Daiwa Securities					593,687
Deutsche Bank Securities, Inc.					14,475,603
Goldman, Sachs & Co.			6,156,217
HSBC Securities, Inc.					44,160,245
Investment Technology Group, Inc.				823,744
Itau Unibanco					8,112,166
J.P. Morgan Securities, Inc.	20,994,424		16,087,646		8,722,079
Macquarie Group Limited					708,668
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mizuho Securities USA Inc.					840,536
Morgan Stanley & Co. Incorporated					17,900,000
Nomura Bank					588,771
Piper Jaffray & Co.				1,965,501
Royal Bank of Canada					4,948,578
Royal Bank of Scotland					9,632,370
Societe Generale Securities					6,432,887
State Street Global Markets, LLC	10,496,235	1,845,198
Svenska Handelsbanken

Broker	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund
TD Ameritrade, Inc.		29,968
UBS Securities LLC					47,059,734
Wells Fargo & Co.	17,100,370	2,038,245	15,240,817

Broker	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund
AXA Equitable Financial Services, LLC
Banc of America Securities LLC	7,298,492		100,697,531	24,810,337
Barclays Capital, Inc.	11,198,221		6,280,000	1,219,940
BNP Paribas	23,529,942		3,081,435	2,969,082
BNY Mellon Securities LLC	20,115,423
Citigroup Inc.	12,815,796	448,622	81,929,713	15,959,797
Credit Suisse First Boston Corp.	27,081,320		42,846,508	18,578,943
Daiwa Securities	21,598,346
Deutsche Bank Securities, Inc.		573,549	9,208,549	83,349
Goldman, Sachs & Co.	6,254,129	10,050,000	65,990,823	11,625,057
HSBC Securities, Inc.	319,964	12,506,043	15,264,453	5,847,686
Investment Technology Group, Inc.
Itau Unibanco	3,303,828	18,661,935	8,434,753	4,683,530
J.P. Morgan Securities, Inc.	23,161,576		190,366,043	39,541,582
Macquarie Group Limited		221,531
Merrill Lynch, Pierce, Fenner & Smith, Inc.		1,005,738	24,525,389	14,483,270
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated	14,300,000		94,743,967	25,294,235
Nomura Bank			490,628
Piper Jaffray & Co.
Royal Bank of Canada	724,043
Royal Bank of Scotland			116,322,696	3,412,610
Societe Generale Securities			48,917	2,690,250
State Street Global Markets, LLC				76,687
Svenska Handelsbanken	2,676,191
TD Ameritrade, Inc.			2,256,099	1,015,779
UBS Securities LLC			33,606,925	3,288,085
Wells Fargo & Co.	24,813,797		123,428,946	7,662,027

Broker	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
AXA Equitable Financial Services, LLC
Banc of America Securities LLC	22,618,444			300,000
Barclays Capital, Inc.	6,460,000
BNP Paribas	2,901,923
BNY Mellon Securities LLC
Citigroup Inc.	5,422,803	3,532,703
Credit Suisse First Boston Corp.	38,825,835	979,289

Broker	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Daiwa Securities
Deutsche Bank Securities, Inc.	6,549,716	1,506,645
Goldman, Sachs & Co.	5,941,388	100,000
HSBC Securities, Inc.	3,595,253
Investment Technology Group, Inc.
Itau Unibanco	5,098,536	378,585
J.P. Morgan Securities, Inc.	23,703,310	1,328,037
Macquarie Group Limited			454,848
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,490,240
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated	3,960,560		2,705,000
Nomura Bank	907,200			1,951,648
Piper Jaffray & Co.
Royal Bank of Canada
Royal Bank of Scotland	51,307,018
Societe Generale Securities
State Street Global Markets, LLC
Svenska Handelsbanken
TD Ameritrade, Inc.	1,807,017
UBS Securities LLC	3,700,227			2,000,000
Wells Fargo & Co.	13,810,796

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions. The fundamental investment restrictions of the RIC Underlying Funds are listed in the next section.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.

This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
Because of their investment objectives and policies, investments of the Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Funds’ investment policies set forth in the Funds’ Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the RIC Underlying Funds in which each Fund will invest (other than the Russell Global Real Estate Securities Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act.
The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2. Purchase or sell real estate; provided that each Fund may invest in the Russell Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5. Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will only invest in shares of other mutual funds. In accordance with each Fund’s investment program as set forth in the prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent each Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund rather than the Underlying Fund.

With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
The Funds do not invest in illiquid securities. The Funds do not invest in repurchase agreements.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS
Each of the Funds invests in different combinations of Underlying Funds. Each of the Underlying Funds, except for the Russell U.S. Cash Management Fund, is a RIC Fund. The Russell U.S. Cash Management Fund is an unregistered fund advised by RIMCo.
Each RIC Underlying Fund’s investment objective, with the exception of the Russell U.S. Defensive Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant RIC Underlying Fund. If a RIC Underlying Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the Russell U.S. Defensive Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund are, fundamental which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant RIC Underlying Fund. The vote of a majority of the outstanding voting securities of each RIC Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the RIC Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the RIC Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the RIC Underlying Fund. Other policies and restrictions may be changed by a RIC Underlying Fund without shareholder approval. The RIC Underlying Funds’ investment objectives are set forth in the respective Prospectuses. Because the Russell U.S. Cash Management Fund is an unregistered fund that is not publically offered, the Russell U.S. Cash Management Fund does not have a Prospectus or Statement of Additional Information. The Russell Commodity Strategies Fund will look through to the assets of its subsidiary, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) for the purposes of complying with the investment restrictions noted below.
INVESTMENT RESTRICTIONS.
Each RIC Underlying Fund is subject to the following fundamental investment restrictions. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the RIC Underlying Fund(s).
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on RIC Underlying Fund investments listed in this SAI apply on a fund by fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No RIC Underlying Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
This investment restriction shall not apply to the Russell Global Real Estate Securities Fund.
The Russell Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3. Purchase or sell commodities (physical commodities for the Russell Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Russell Commodity Strategies Fund from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Global Real Estate Securities Fund concentrates its investments in real estate securities. For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology. For all other RIC Underlying Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent the Funds from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The RIC Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the RIC Underlying Funds as permitted by the 1940 Act.
Each RIC Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No RIC Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each RIC Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the RIC Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the RIC Underlying Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.
The RIC Underlying Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A RIC Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the RIC Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a RIC Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the RIC Underlying Fund’s best interests. During a period in which any RIC Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives.
INVESTMENT POLICIES
The Funds invest in the Underlying Funds. The investment objective and principal investment strategies for each of the RIC Underlying Funds are provided in their respective Prospectuses. Because the Russell U.S. Cash Management Fund is an unregistered fund that is not publically offered, the Russell U.S. Cash Management Fund does not have a Prospectus or Statement of Additional Information. The following discussion describes certain investment strategies that the Underlying Funds may pursue and certain types of instruments in which the Underlying Funds may invest. The Underlying Funds may not invest in all of the instruments listed below. The Underlying Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Real Estate Securities, Russell Global Infrastructure and Russell Commodity Strategies Funds are referred to collectively as the “Underlying Equity Funds.”
The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Global Opportunistic Credit Funds are referred to collectively as the “Underlying Fixed Income Funds.”
Investment Strategies and Portfolio Instruments.
Each RIC Underlying Fund’s principal and certain non-principal investment strategies and the related risks are described in the relevant RIC Underlying Fund’s Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant RIC Underlying Fund’s Prospectus, is a non-principal strategy and risk of the RIC Underlying Fund.

Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds, like any mutual fund, maintain cash reserves. The Underlying Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy.
The Underlying Funds, except the Russell Commodity Strategies Fund, usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards and swaps. This is intended to cause the Underlying Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Underlying Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Underlying Fund’s risk exposures. RIMCo may also choose not to equitize all or a portion of the Underlying Fund’s cash or use the cash equitization process to reduce market exposure.
Any remaining cash is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Commodity-Linked Derivatives. The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Underlying Fund's portfolio, money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
The Underlying Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. The Underlying Fund will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”). These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Underlying Fund will invest in these instruments directly and indirectly through investments in its Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands.

Principal Protection. The Russell Commodity Strategies Fund may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Underlying Fund will receive at maturity the face or stated value of the note.
With a principal protected commodity-linked instrument, the Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. A money manager’s decision on whether to use principal protection depends in part on the cost of the protection. In deciding to purchase a note without principal protection, a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors that the money manager believes are relevant. The Underlying Fund will limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.
With full principal protection, the Underlying Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.
The Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Underlying Fund may invest in may have no principal protection and the instrument could lose all of its value.
The Underlying Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.
Hedging Strategies. Financial futures contracts may be used by the Underlying Funds during or in anticipation of adverse market events such as interest rate changes for the Underlying Fixed Income Funds or declining equity prices for the Underlying Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in an Underlying Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Underlying Fund's securities by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.
The Underlying Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors,

(2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.
Lending Portfolio Securities. A Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’ s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
The Underlying Funds invest cash collateral received, at each Underlying Fund’s own risk, in an unregistered short-term investment fund advised by RIMCo. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the unaffiliated lending agent.
An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.
No Underlying Fund may lend portfolio securities in an amount that exceeds 33 1∕3% of total fund assets.
Management of Portfolio Characteristics. As described in the Prospectus, RIMCo may manage Underlying Fund assets directly to modify an Underlying Fund’s overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profile for an Underlying Fund. RIMCo monitors and assesses Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error or duration, and may seek to manage Underlying Fund characteristics consistent with an Underlying Fund’s investment objectives and strategies. Underlying Fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, sector, style, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates) or to offset undesired relative over- or under-weights in order to seek to achieve the desired risk/return profile for an Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or utilize quantitative or qualitative analysis or quantitative models designed to assess Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of an Underlying Fund’s assets directly managed by RIMCo, RIMCo may purchase common stocks, exchange traded funds, exchange traded notes, short-term investments or derivatives, including futures, forwards, options and/or swaps for the Underlying Equity Funds or fixed-income securities, derivatives (including swaps, forwards and futures) or currencies for the Underlying Fixed Income Funds, in order to seek to achieve the desired risk/return profile for an Underlying Fund. For the Underlying Funds RIMCo may also reallocate assets among money managers, increase cash reserves, determine not to be fully invested (not equitized) or adjust the exposure obtained through the cash equitization process as described in “Cash Reserves and Being Fully Invested” to manage Underlying Fund characteristics. For the Underlying Fixed Income Funds, RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency.

Illiquid and Restricted Securities. No more than 15% of a RIC Underlying Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the RIC Underlying Funds has adopted procedures to permit each RIC Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
Interfund Lending. The Funds and RIC Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds  and RIC Underlying Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of that Fund. The Funds and RIC Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending Fund could result in reduced returns and/or additional borrowing costs.
When-Issued Securities and Delayed-Delivery Transactions. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be.

Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Underlying Fund to RIMCo), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Underlying Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Underlying Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The Russell U.S. Dynamic Equity Fund may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).
Short Sales “Against the Box.” The Russell U.S. Dynamic Equity Fund may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Underlying Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
Foreign Securities
Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, an Underlying Fund may tend to have a greater exposure to liquidity risk.
Investment in Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. As a general rule, the Underlying Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Underlying Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The recent global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Privatizations. The Russell Commodity Strategies Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Underlying Fixed Income Funds and the Russell Global Equity, Russell International Developed Markets, Russell Emerging Markets and Russell Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk.
Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Securities
Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S& P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by a money manager to be of comparable quality. Although a money manager selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
An Underlying Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.
Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.
“Special Situation” Companies. The Russell Commodity Strategies Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “ special situation company” may decline significantly. The Underlying Fund believes, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Investment in Unseasoned Companies. The Underlying Equity Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Master Limited Partnerships (“MLPs”). The Underlying Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.
Debt Instruments and Money Market Instruments
To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds and Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds and Underlying Funds may purchase U.S. government obligations on a forward commitment basis.
The Funds, Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Funds, Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Underlying Fund not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that the Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Underlying Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Underlying Fixed Income Funds and the Russell Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Russell Commodity Strategies Fund may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in include the securities described below.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, an Underlying Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Underlying Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by an Underlying Fund.
Risk Factors. The value of an Underlying Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Underlying Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities

(e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, an Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.
Collateralized Loan Obligations. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors.
In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This includes debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund.
In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.
Credit Linked Notes, Credit Options and Similar Instruments. The Russell Global Opportunistic Credit Fund may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
High Yield Bonds. The Underlying Funds, except the Russell Investment Grade Bond Fund, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.
The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds and the Russell Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Russell Commodity Strategies Fund may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Event-Linked Bonds. The Russell Commodity Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Underlying Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Commodity Strategies Fund's investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.
Municipal Notes. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by  the Russell Commodity Strategies Fund to maintain liquidity. The Underlying Fund's money managers will continually monitor the pricing, quality and liquidity of the participation certificates.
A participation certificate gives the Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The Underlying Fund's money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Fund in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.
Puts, Stand-by Commitments and Demand Notes. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Underlying Funds’ money managers believe continually satisfy the Underlying Funds’ credit quality requirements.
The Russell Commodity Strategies Fund and the Russell U.S. Cash Management Fund may also invest in demand notes. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.
The Underlying Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Certain Investments—
Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Underlying Fixed Income Funds and the Russell U.S. Cash Management Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price.
Funding Agreements. The Underlying Fixed Income Funds and the Russell Commodity Strategies and Russell U.S. Cash Management Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.
Investment in the Subsidiary by the Russell Commodity Strategies Fund
The Russell Commodity Strategies Fund will invest up to 25% of its total assets in the shares of the wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary is managed by RIMCo and advised by the Underlying Fund’s money managers, and has the same investment objective as the Underlying Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them (unlike the Underlying Fund, which may not invest without limitation in such investments). However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Underlying Fund. Although the Underlying Fund may enter into commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, an Underlying Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with the Subsidiary, RIMCo selects money managers for the Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates their performance results. The Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund.
The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are managed by RIMCo, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and the Underlying Fund’s shareholders. The Underlying Fund's Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including the Underlying Fund’s investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds and Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Funds' investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds and Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds and Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options And Futures. The Funds and Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the Funds and Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds and Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's or an Underlying Fund's permitted investment strategies).
Options On Securities and Indexes. Each Fund and Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's or an Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Many OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Fund.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.

A Fund or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund or an Underlying Fund will write call options and put options only if they are “covered.” In the case of written call options, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets equal to the difference in value or (b) has segregated liquid assets equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Funds and Underlying Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option. If the cost of the closing option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Funds and Underlying Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts And Options On Futures Contracts. A Fund or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund or an Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
A Fund or an Underlying Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's or Underlying Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund or an Underlying Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund or an Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund or an Underlying Fund, the Fund or Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin” ). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's and Underlying Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund and Underlying Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund or an Underlying Fund, but is instead a settlement between the Fund or Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund or Underlying Fund will mark-to-market its open futures positions.
A Fund or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund or Underlying Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund or Underlying Fund realizes a capital gain, or if it is more, the Fund or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund or Underlying Fund realizes a capital gain, or if it is less, the Fund or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations On Use Of Futures and Options on Futures Contracts.
A Fund or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund or an Underlying Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's or Underlying Fund's daily marked to market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund or an Underlying Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund or an Underlying Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds and Underlying Funds, other than the Russell Commodity Strategies Fund, are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “ in-the-money,” do not exceed 5% of the Fund's or Underlying Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's or Underlying Fund's net assets, after taking into account unrealized profits and losses on those positions. RIMCo is registered as a commodity pool operator with the CFTC with regard to the Russell Commodity Strategies Fund.  Therefore, this Fund is not subject to the limitations on investments in futures, options and swaps discussed above.
Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund or an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds and Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds and Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' or Underlying Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund or an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund or Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds and Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds and Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds and Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds and Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' and Underlying Funds' investment objectives and strategies. The Funds and

Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund or an Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's or an Underlying Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's or Underlying Fund's commitments with respect to these contracts. The Funds and Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' and Underlying Funds' portfolio securities are or are expected to be denominated. A Fund's or an Underlying Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund or an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds and Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' and Underlying Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's or Underlying Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund or an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds and Underlying Funds.
The cost to a Fund or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund or an Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's or an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund or Underlying Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund or an Underlying Fund is engaged in that strategy.
A Fund's or an Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund or Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds and Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund or an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds and Underlying Funds may enter into several different types of swap agreements including equity index, interest rate, credit and currency swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.
The Funds and Underlying Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund or an Underlying Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's or an Underlying Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund or an Underlying Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's or Underlying Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, a Fund or an Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds and Underlying Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds and Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Underlying Funds or the ability of the Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Underlying Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes foreign exchange forwards and OTC foreign exchange options, among other OTC contracts. The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad, and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund's or an Underlying Fund's ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on a Fund or an Underlying Fund or its Counterparties’ on-exchange and OTC trading may impact that Underlying Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's or an Underlying Fund's investments and cost of doing business, which could adversely affect investors.
The Funds and Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund or an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund or an Underlying Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund or an Underlying Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund or an Underlying Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund or an Underlying Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Currently, some, but not all credit default swaps are subject to central clearing. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative contracts including credit default swaps. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
As the seller of protection in a credit default swap, a Fund or an Underlying Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund or Underlying Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund or Underlying Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund or an Underlying Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund or Underlying Fund would be subject to investment exposure on the notional amount of the swap.
The Funds and Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the Fund or Underlying Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds or Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund or Underlying Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Funds and Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund or an Underlying Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund or an Underlying Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. A Fund or an Underlying Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund or an Underlying Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund or an Underlying Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund or Underlying Fund.
If the creditworthiness of a Fund's or an Underlying Fund's swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund or Underlying Fund. To limit the Counterparty risk involved in swap agreements, the Funds and Underlying Funds will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds and Underlying Funds will be able to do so, the Funds and Underlying Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds and Underlying Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund or an Underlying Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds or Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' and Underlying Funds' risk of loss consists of the net amount of interest payments that the Funds or Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds and Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. Currently, some, but not all interest rate swaps are subject to central clearing. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative contracts including interest rate swaps. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
The Funds and Underlying Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's and Underlying Fund's statements of financial condition.
Index Swap Agreements. The Funds and Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' and Underlying Funds' investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund or Underlying Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's or Underlying Fund's net assets.
Structured Notes. The Russell Commodity Strategies Fund may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk.
Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.
Uncovered Options Transactions. The Russell Commodity Strategies Fund may write options that are not covered (or so called “naked options”). When the Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Russell Commodity Strategies Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund’s option specified securities at a specified price. The Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Underlying Fund, although the Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, the Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. The Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to the Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Underlying Fund would be valued at zero in determining net asset value. Where the Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Underlying Fund.
Custodial Receipts and Trust Certificates. The Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Taxes
Distributions of Net Investment Income. Each Fund’s income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund. Any distributions by a Fund from such income will be taxable to you as ordinary income (other than certain qualified dividend income, described below), whether you receive them in cash or additional shares.
If you are an individual investor, a portion of the dividends received by you from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income to the Fund as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20% for taxable years beginning after 2012. It is not expected that any portion of the Russell Commodity Strategies Fund’s distributions will be eligible to be treated as qualified dividend income.
Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Capital gains generally will be distributed by a Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 20% for taxable years beginning after 2012.
Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Funds’ current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Funds Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Funds Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Funds Shares will be treated as gain from the sale or exchange of those Shares.
Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund. A return of capital generally is not taxable to a Fund, but reduces the Fund’s tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund’s tax basis is taxable to the Fund as a capital gain. Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund. The income on Underlying Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.
Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to a Fund and, in turn, to you.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2014, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that was deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITS) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns.
Effective January 1, 2017, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28%.
Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for the RIC Russell Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income.
The IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income to the Underlying Fund, even if the subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment status under the Code could be jeopardized if the Underlying Fund was unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Underlying Fund will be required to include as ordinary income annually amounts earned by the Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year.
Effective January 1, 2014, payments to a Subsidiary of U.S. source income and (effective January 1, 2017) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Detailed guidance as to the mechanics and scope of this new reporting and withholding regime is continuing to develop.
Additional Tax Information With Respect to the Russell U.S. Cash Management Fund
Tax Treatment of the Russell U.S. Cash Management Fund. The Russell U.S. Cash Management Fund is intended to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Russell U.S. Cash Management Fund is not subject to U.S. federal income taxation. Instead, each investing Fund must take into account, for U.S. federal income tax purposes, its share of the Russell U.S. Cash Management Fund’s income, gains, deductions, credits and tax preference items, without regard to whether the investing Fund has received any cash distributions from the Russell U.S. Cash Management Fund.
Net Investment Income. Because the the Russell U.S. Cash Management Fund’s income is derived primarily from interest rather than dividends, no portion of an investing Fund’s allocable share of income from the Russell U.S. Cash Management Fund is expected to qualify as qualified dividend income for individual shareholders or the dividends-received deduction for corporate shareholders.
Capital Gain. An investing Fund may derive capital gain or loss in connection with the Russell U.S. Cash Management Fund’s sales or other dispositions of its portfolio securities. An investing Fund’s allocable share of the Russell U.S. Cash Management Fund’s net short term capital gain will be taxable to you as ordinary income. Because the Russell U.S. Cash Management Fund seeks to invest only in instruments which are eligible investments for a money market fund, it does not expect to realize any long term capital gain.
Distributions and Redemptions of Units. The Russell U.S. Cash Management Fund typically distributes income monthly. Distributions received by an investing Fund from the Russell U.S. Cash Management Fund generally will not result in the investing Fund recognizing any gain or loss for U.S. federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the investing Fund’s basis in its Units in the Russell U.S. Cash Management Fund prior to the distribution, (2) income or gain may be realized if the distribution is made in complete redemption of the investing Fund’s Units in the Russell U.S. Cash Management Fund and includes a disproportionate share of any unrealized receivables held by the Russell U.S. Cash Management Fund, and (3) loss may be recognized if the distribution is made in complete redemption of the investing Fund’s Units in the Russell U.S. Cash Management Fund and consists solely of cash and/or unrealized receivables.
An investing Fund’s basis in its Units in the Russell U.S. Cash Management Fund generally will equal the amount of cash and the basis of any property that the Fund invests in the Russell U.S. Cash Management Fund, increased by the Fund’s share of income from the Russell U.S. Cash Management Fund, and decreased (but not below zero) by the Fund’s share of any loss from the Russell U.S. Cash Management Fund and the amount of any cash distributions and the basis of any property distributed from the Russell U.S. Cash Management Fund.
Information on the Amount and Tax Character of Tax Items. The Russell U.S. Cash Management Fund intends to file annually an information return on IRS Form 1065 and, following the close of the Russell U.S. Cash Management Fund’s taxable year, to provide each investing Fund with a Schedule K 1 indicating such Fund’s allocable share of the Russell U.S. Cash Management Fund’s income, gain, losses, deductions, credits and items of tax preference.

At December 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
		No Expiration
Funds	12/31/15	Short-Term	Long-Term	Total
2017 Retirement Distribution Fund - A Shares	$ 123,911	$ —	$ —	$123,911
2017 Retirement Distribution Fund - S Shares	—	7,034	—	7,034

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa ––  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa ––  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A ––  Obligations rated A are considered upper medium grade and are subject to low credit risk.
Baa ––  Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba ––  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B ––  Obligations rated B are considered speculative and are subject to high credit risk.
Caa ––  Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca ––  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C ––  Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA ––  An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA ––  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A ––  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB ––  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C  –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB ––  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B ––  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC ––  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC ––  An obligation rated CC is currently highly vulnerable to nonpayment.

C ––  A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D ––  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘ AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR ––  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA ––  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA ––  Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A ––  High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB ––  Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB ––  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B ––  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC ––  Substantial credit risk. Default is a real possibility.
CC ––  Very high levels of credit risk. Default of some kind appears probable.
C ––  Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD ––  Restricted default

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a coercive debt exchange on one or more material financial obligations.
D ––  Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “ +” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 ––  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 ––  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 ––  This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.
SG ––  This designation denotes speculative credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1 ––  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 ––  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 ––  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG ––  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 ––  Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 ––  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 ––  Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 ––  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 ––  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 ––  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP ––  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––   A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 ––  A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 ––  A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B ––  A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
C ––  A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D ––  A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
NR  ––  An issuer designated NR is not rated.
FITCH:
Short Term Ratings
F1 ––  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 ––  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 ––  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B ––  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C ––  High short-term default risk. Default is a real possibility.
RD ––  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D ––  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Financial Statements
The 2012 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference. The 2012 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.

Appendix
At March 31, 2013, the following shareholders owned 5% or more of any Class of certain Fund Shares:
2017 RETIREMENT DISTRIBUTION FUND - A Shares - RAYMOND JAMES, OMNIBUS FOR MUTAL FUNDS HOUSE ACCT FIRM, ATTN COURTNEY WALLER, 880 CARILLON PARKWAY, ST PETERSBURG FL 33716-1102, 6%
2017 RETIREMENT DISTRIBUTION FUND - A Shares - RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS, ATTN MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE S, MINNEAPOLIS MN 55402-1110, 7%
2017 RETIREMENT DISTRIBUTION FUND - A Shares - RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS, ATTN MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE S, MINNEAPOLIS MN 55402-1110, 6%
2017 RETIREMENT DISTRIBUTION FUND - A Shares - PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-2052, 17%
2017 RETIREMENT DISTRIBUTION FUND - S Shares - RAYMOND JAMES, OMNIBUS FOR MUTAL FUNDS HOUSE ACCT FIRM, ATTN COURTNEY WALLER, 880 CARILLON PARKWAY, ST PETERSBURG FL 33716-1102, 8%
2017 RETIREMENT DISTRIBUTION FUND - S Shares - PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-2052, 6%
2017 RETIREMENT DISTRIBUTION FUND - S Shares - PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-2052, 6%
At March 31, 2013, no shareholders could be deemed to “control” any of the Funds because no shareholder owns more than 25% of the voting Shares of any Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.